UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

Westway Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34586

Delaware	20-4755936
(State or other jurisdiction of Incorporation)	(IRS Employer Identification No.)

365 Canal Street, Suite 2900

New Orleans, LA 70130

(Address of principal executive offices, including zip code)

(504) 525-9741

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 13, 2012, Westway Group, Inc. (the “Company”) issued a press release providing an update on the previously announced strategic alternative review process being conducted by the Company’s Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Westway Group, Inc., dated June 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westway Group, Inc.

Date: June 13, 2012	By:	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release of Westway Group, Inc., dated June 13, 2012